UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Dr Pepper Snapple Group, Inc.

  (Name of Registrant as Specified In Its Charter)

Maple Parent Holdings Corp.

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KEURIG DR PEPPER OUTLOOK: 2018 - 2021 Prepared by Keurig Green Mountain Management

FORWARD LOOKING STATEMENTS

Certain statements contained herein are "forward-looking statements" within the meaning of applicable securities laws and regulations. These forward-looking statements can generally be identified by reference to estimates or results with respect to future periods or factors affecting performance in future periods. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of Keurig Green Mountain or of the combined company following the proposed merger, the anticipated benefits of the proposed merger, including estimated synergies, and other statements that are not historical facts. These statements are based on the current expectations of Keurig Green Mountain's management and are not predictions of actual performance.

These forward-looking statements are subject to a number of risks and uncertainties regarding Keurig Green Mountain, Dr Pepper Snapple Group, Inc. and the combined company's business and actual results may differ materially. These risks and uncertainties include, but are not limited to: (i) the ability of the parties to successfully complete the proposed merger on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the proposed merger, (ii) access to significant debt financing for the proposed merger on a timely basis and reasonable terms and the impact such significant additional debt may have on our ability to operate the combined business following the proposed merger, (iii) risks relating to the integration of the Keurig Green Mountain and Dr Pepper Snapple Group, Inc. operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the proposed merger will not be realized or will not be realized within the expected timeframe and (iv) risks relating to the businesses of Keurig Green Mountain and Dr Pepper Snapple Group, Inc. and the industries in which they operate and the combined company will operate following the proposed merger. These risks and uncertainties, as well as other risks and uncertainties, will be more fully discussed in a proxy statement that will be filed by Dr Pepper Snapple Group, Inc. with the Securities and Exchange Commission in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statement made herein speaks only as of the date of this document. Keurig Green Mountain is under no obligation to, and each expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable laws or regulations.

Important Additional Information

This communication is being made in respect of the proposed transaction involving Maple Parent Holdings Corp. (the parent company of Keurig Green Mountain) and Dr Pepper Snapple Group, Inc. The proposed transaction will be submitted to the stockholders of Dr Pepper Snapple Group, Inc. for their consideration. In connection therewith, Dr Pepper Snapple Group, Inc. intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Dr Pepper Snapple Group, Inc. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about Dr Pepper Snapple Group, Inc. once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Dr Pepper Snapple Group, Inc. will be available free of charge on Dr Pepper Snapple Group, Inc.'s website at https://www.drpeppersnapplegroup.com/ under the heading "SEC Filings and Proxy Statements" within the "Investors" portion of Dr Pepper Snapple Group, Inc.'s website. Stockholders of Dr Pepper Snapple Group, Inc. may also obtain a free copy of the definitive proxy statement by contacting Dr Pepper Snapple Group, Inc.'s Investor Relations Department at (972) 673-7000.

Maple Parent Holdings Corp., Bob Gamgort (Director and Chief Executive Officer of Maple Parent Holdings Corp.), Ozan Dokmecioglu (Chief Financial Officer of Maple Parent Holdings Corp.), Bart Becht (a Director of Maple Parent Holdings Corp.) may be deemed to be "participants" under SEC rules in any solicitation of Dr Pepper Snapple Group, Inc. stockholders in respect of a Maple Parent Holdings Corp. proposal for a transaction with Dr Pepper Snapple Group, Inc.. Neither Maple Parent Holdings Corp. nor any of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in Dr Pepper Snapple Group, Inc. or the matters to be acted upon in connection with a potential transaction involving Maple Parent Holdings Corp. and Dr Pepper Snapple Group, Inc.

2

Net Revenue: - 2018 Keurig Dr Pepper (KDP) growth of 1 – 2%, as mid - single digit pod volume growth is moderated due to continued strategic pricing at Keurig Green Mountain (KGM) - 2019 – 2021 KDP growth accelerates to the overall combined industry growth rate of 2 – 3%, as KGM revenue growth increases to pod category volume growth rate due to moderation of strategic pod pricing Adj. EBITDA 1 : - 2018 Adj. EBITDA growth of 7 – 8%, driven by revenue growth and margin expansion, primarily on the KGM business - 2018 – 2021 Adj. EBITDA CAGR of 11 – 12% as KGM core business realizes margin improvement, DPS performance continues in - line with historical trends and $600M of deal synergies are phased in at approximately $ 200M /year between 2019 - 2021 Adj. EPS 1 : 2018 – 2021 Adj. EPS CAGR of 15 – 17% driven by EBITDA growth, combined with deleveraging (target below 3.0x in 2 - 3 years). 2021 EPS target range: $1.65 - $1.75 Dividend: $0.60/share annually, will be reviewed regularly for potential increase COMMENTARY 3 1 Adjusted results exclude one time non - recurring items and intangible amortization

KEURIG DR PEPPER OUTLOOK 2018 - 2021 4 2018 2 ’18 - ’21 CAGR 2 Net Sales Adjusted EBITDA Adj. EBITDA Margin 1 - 2% 2 - 3% 7 - 8% 11 - 12% +100 to 150 bps +600 to 700 bps Adjusted EPS 5 $1.06 - $1.11 3,4 15 - 17% 1 2017 is KGM actual results and analyst consensus estimate for DPS 2 2018 growth and 2018 – 2021 CAGR are KGM management estimates for Keurig Dr Pepper 3 2018 Adjusted EPS burdened by full year pro - forma interest expense of ~$ 600mm 4 2018 Adjusted EPS with full synergies = $1.36 - $1.41 5 All per share data based on 1.4B outstanding shares Adjusted results exclude one time non - recurring items and intangible amortization 2017 1 $10.8 $2.8 26% $B USD, except per share data 2021 Adj. EPS Target: $1.65 - $1.75 n/a

KEURIG GREEN MOUNTAIN OUTLOOK STAND - ALONE E xcludes deal synergies 5 2017 2018 Growth Net Sales Adj. EBITDA 1 Adj EBITDA Margin 1 $4.1 ~Flat $1.2 9% to 12% 29% +200 to 300 bps $B USD 1 Adjusted results exclude one time non - recurring items and intangible amortization Note: 2015 and 2017 Keurig Green Mountain actual results, 2018 growth estimates per Keurig Green Mountain management Household Penetration gains drive MSD volume growth, combined with moderation in strategic pricing, enables 2 – 3% revenue growth 2019 and beyond Pod Supply Chain efficiency program combined with improved brewer sourcing delivers continued annual margin improvement 2015 $4.4 $1.0 23%